Exhibit 99.4

UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS

Introductory Note to Unaudited Pro Forma Combined Consolidated Financial Information

The following unaudited pro forma combined consolidated balance sheet as of June 30, 2017, and the unaudited pro forma combined consolidated statements of income for the six months ended June 30, 2017, and the year ended December 31, 2016 have been prepared to reflect the acquisition of Sovereign Bancshares, Inc. (“Sovereign”) by Veritex Holdings, Inc. (“Veritex”), which was completed on August 1, 2017 (the “Sovereign Merger”). The unaudited pro forma combined consolidated financial information is set forth as if the Sovereign Merger had occurred as of June 30, 2017, with respect to financial condition data and as of January 1, 2016, with respect to operations data, and includes 5,117,647 shares of Veritex common stock and $56,209,647 in cash paid as consideration to the holders of shares of common stock of Sovereign in the acquisition, and 24,500 shares of Veritex’s Senior Non-Cumulative Perpetual Preferred Stock, Series D issued in exchange for an equal number of shares of Sovereign’s Non-Cumulative Perpetual Preferred Stock Series C.

The unaudited pro forma combined consolidated financial statements give effect to the acquisition of Sovereign as a business combination under U.S. generally accepted accounting principles (“GAAP”). Accordingly, all assets and liabilities were recorded at estimated fair value. Pro forma adjustments are included only to the extent they are (i) directly attributable to the acquisition, (ii) factually supportable and (iii) with respect to the unaudited pro forma combined statements of income, expected to have a continuing impact on the combined results. The pro forma adjustments are based on estimates made for the purpose of preparing these pro forma statements and are described in the accompanying notes. Veritex’s management believes that the estimates used in these pro forma financial statements are reasonable under the circumstances.

The pro forma adjustments included herein are subject to change as additional information becomes available and additional analyses are performed. The final allocation of the purchase price paid in connection with the Sovereign Merger will be determined after further valuation analyses under GAAP are performed with respect to the fair values of certain tangible and intangible assets and liabilities as of the date of acquisition. The final adjustments may be materially different from the unaudited pro forma adjustments presented herein. In addition, the pro forma financial statements do not include the effects of any potential cost savings, which Veritex’s management believes will result from combining certain operating procedures. It also does not necessarily reflect what the historical results of the combined company would have been had Veritex and Sovereign been combined during these periods.

The unaudited pro forma combined consolidated financial information has been derived from, and should be read in conjunction with, the respective historical consolidated financial statements and related notes of Veritex and Sovereign.
The unaudited pro forma stockholders' equity and net income are qualified by the statements set from under this caption and should not be considered indicative of the market value of Veritex's common stock of the actual or future results of operations of Veritex for any period. Actual results may be materially different than the pro forma information presented herein.

The following table represents the preliminary allocation of the total consideration to Sovereign’s tangible and intangible assets and liabilities as of June 30, 2017 based on each of their preliminary estimated fair values:

Preliminary Estimated Acquisition Consideration Allocation

(In Thousands)
Assets acquired:
Cash and cash equivalents	$25,603
Investment securities	169,198
Loans	767,713
Premises and equipment	22,573
Goodwill	108,007
Intangibles	6,213
Other assets	21,978
Total assets acquired	$1,121,285
Liabilities assumed:
Deposits	$812,952
FHLB advances	80,000
Junior subordinated debentures	8,609
Other liabilities	3,243
Total liabilities assumed	$904,804

Series C Preferred Stock, 24,500 shares (1)	$24,500

Total estimated fair value of net assets acquired	$191,981

Consideration
Issuance of 5,177,647 shares of common stock at $26.53 per share	$135,771
Cash paid	$56,210
Total preliminary estimated merger consideration	$191,981
_________________________

(1)
Each share of Sovereign’s Senior Non-Cumulative Perpetual Preferred Stock, Series C shall be converted into one share of Veritex’s Senior Non-Cumulative Perpetual Preferred Stock, Series D, with an equal redemption value of $1,000 per share.

A final determination of the fair values of Sovereign’s assets and liabilities will be based on the actual net tangible and intangible assets that exist as of the date of completion of the transaction is consummated. Consequently, fair value adjustments and amounts preliminarily allocated to goodwill and identifiable intangibles could change significantly from those allocations used in the unaudited pro forma combined financial statements presented herein and could result in a material change in amortization of acquired intangible assets. In addition, the value of the final purchase price of the Sovereign Merger is based on the the closing price per share of Veritex common stock on the NASDAQ as of July 28, 2017 which was $26.53 and used for purposes of presenting the unaudited pro forma combined balance sheet as of June 30, 2017.

VERITEX HOLDINGS, INC./SOVEREIGN BANCSHARES, INC.
UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET
JUNE 30, 2017
(In Thousands)

			Pro Forma Purchase Accounting Adjustments		Pro Forma Combined

	Veritex Historical	Sovereign Historical		Notes
ASSETS
Cash and cash equivalents	$173,146	$42,315	$(74,692)	(A)	$140,769
Investment securities	134,708	168,783	415	(B)	303,906
Loans held for sale	4,118	—	—		4,118
Loans, net	1,112,688	779,013	(11,300)	(C)	1,880,401
Accrued interest receivable	3,333	3,120	—		6,453
Bank-owned life insurance	20,369	—	—		20,369
Bank premises, furniture and equipment, net	17,978	21,573	1,000	(D)	40,551
Non-marketable equity securities	7,407	4,964	—		12,371
Investment in unconsolidated subsidiary	93	—	—		93
Other real estate owned and repossessed assets	493	282	(124)	(E)	651
Intangible assets, net	2,171	457	5,756	(F)	8,384
Goodwill	26,865	—	108,007	(G)	134,872
Other assets	5,220	6,812	7,424	(H)	19,456
Total assets	$1,508,589	$1,027,319	$36,486		$2,572,394
LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest-bearing	$337,057	$166,888	$—		$503,945
Interest-bearing	874,050	646,064	—		1,520,114
Total deposits	1,211,107	812,952	—		2,024,059
Accounts payable and accrued expenses	2,574	—	—		2,574
Accrued interest payable and other liabilities	1,032	3,243	—		4,275
Advances from Federal Home Loan Bank	38,235	80,000	—		118,235
Junior subordinated debentures	3,093	8,609	—		11,702
Subordinated notes	4,946	—	—		4,946
Total liabilities	1,260,987	904,804	—		2,165,791
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	24,500	—	(I)	24,500
Common stock	152	5,273	(5,222)	(J)	203
Additional paid-in capital	211,901	58,073	77,347	(K)	347,321
Retained earnings	36,003	34,655	(35,625)	(L)	35,033
Unallocated Employee Stock Ownership Plan shares	(209)	—	—		(209)
Accumulated other comprehensive income (loss)	(175)	14	(14)	(M)	(175)
Treasury stock	(70)	—	—		(70)
Total stockholders’ equity	247,602	122,515	36,486		406,603
Total liabilities and stockholders’ equity	$1,508,589	$1,027,319	$36,486		$2,572,394

Balance Sheet Pro Forma Accounting Adjustments Notes as of June 30, 2017

(A)	Adjustments to cash:
	To reflect Sovereign’s estimated transaction costs comprised of change in control and severance payments of $11.3 million, investment banker fees of $2.1 million, and other transaction costs of $3.3 million	$(16,712)
	To reflect Veritex’s estimated transaction costs comprised primarily of investment banker and legal fees	(1,470)
	To reflect $56.2 million cash portion of consideration to Sovereign and offering expenses of $300 thousand	(56,510)
		$(74,692)
(B)	Adjustment to Sovereign’s investment securities:
	To reflect estimated fair value of investment securities	$415

(C)	Adjustment to Sovereign’s loans, net:
	To eliminate allowance for loan loss	$10,890
	To reflect estimated fair value of loan portfolio	(22,190)
		$(11,300)
(D)	Adjustment to Sovereign’s bank premises, furniture and equipment, net:
	To reflect estimated fair value of land included within bank premises	$1,000

(E)	Adjustment to Sovereign’s other real estate owned and repossessed assets:
	To reflect estimated fair value of other real estate owned and repossessed assets	$(124)

(F)	Adjustment to intangible assets, net:
	To reflect estimated fair value of core deposit intangible	$5,756

(G)	Adjustment to goodwill:
	To reflect goodwill for amount of consideration and liabilities assumed in excess of fair value of assets received	$108,007

(H)	Adjustments to other assets:
	To reflect Sovereign’s current tax recoverable from estimated transaction costs	$5,436
	To reflect Veritex’s current tax recoverable from estimated transaction costs	500
	To reflect fair market value adjustment on deferred tax accounts	1,488
		$7,424

(I)	Adjustment to preferred stock:
	To reflect issuance of Veritex Series D preferred stock (in exchange for the Sovereign SBLF preferred stock)	$24,500
	To reflect issuance of Veritex Series D preferred stock (in exchange for the Sovereign SBLF preferred stock)	(24,500)
		$—

(J)	Adjustment to common stock:
	Eliminate Sovereign common stock	$(5,273)
	To reflect issuance of 5,117,647 shares of Veritex common stock in the Sovereign Merger	51
		$(5,222)
(K)	Adjustment to additional paid-in capital:
	Eliminate Sovereign’s additional paid-in capital	$(58,073)
	To reflect issuance of 5,117,647 shares of Veritex common stock in the Sovereign Merger	135,420
		$77,347
(L)	Adjustment to retained earnings:
	Eliminate Sovereign’s retained earnings	$(23,379)
	To reflect Sovereign’s estimated transaction costs, net of tax	(11,276)
	To reflect Veritex’s estimated transaction costs, net of tax	(970)
		$(35,625)
(M)	Adjustment to accumulated other comprehensive income:
	Eliminate Sovereign’s accumulated other comprehensive income	$(14)

VERITEX HOLDINGS, INC./SOVEREIGN BANCSHARES, INC.
UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF INCOME
SIX MONTHS ENDED JUNE 30, 2017
(In Thousands, except per share information)

			Pro Forma Purchase Accounting Adjustments		Pro Forma Combined

	Veritex Historical	Sovereign Historical		Notes
Interest income:
Interest and fees on loans	$24,907	$19,022	$1,393	(A)	$45,322
Interest on investment securities	1,310	2,295	—		3,605
Interest on deposits in other banks	1,158	86	—		1,244
Interest on other	1	44	—		45
Total interest income	27,376	21,447	1,393		50,216
Interest expense:
Interest on deposit accounts	3,389	2,800	—		6,189
Interest on borrowings	358	599	—		957
Total interest expense	3,747	3,399	—		7,146
Net interest income	23,629	18,048	1,393		43,070
Provision for loan losses	1,833	150	(150)	(B)	1,833
Net interest income after provision for loan losses	21,796	17,898	1,543		41,237
Noninterest income:
Service charges and fees on deposit accounts	1,064	309	—		1,373
Gain on sales of loans	1,562	95	—		1,657
Loss on sales of other assets owned	(8)	—	—		(8)
Bank-owned life insurance	373	—	—		373
Other	310	337	—		647
Total noninterest income	3,301	741	—		4,042
Noninterest expense:
Salaries and employee benefits	7,550	7,569	—		15,119
Occupancy and equipment	2,026	1,574	—		3,600
Professional fees	1,986	794	—		2,780
Data processing and software expense	732	367	—		1,099
FDIC assessment fees	651	364	—		1,015
Marketing	469	—	—		469
Other assets owned expenses and write-downs	38	347	—		385
Amortization of intangibles	190	—	288	(C)	478
Telephone and communications	208	328	—		536
Other	1,382	1,250	—		2,632
Total noninterest expense	15,232	12,593	288		28,113
Net income from operations	9,865	6,046	1,255		17,166
Income tax expense	3,152	1,801	536	(D)	5,489
Net income	6,713	4,245	719		11,677
Preferred stock dividends	—	1,102	—		1,102
Net income available to common stockholders	$6,713	$3,143	$719		$10,575

Basic earnings per share	$0.44				$0.52
Diluted earnings per share	$0.43				$0.51
Weighted-average shares outstanding for basic EPS	15,205		5,118	(E)	20,323
Adjusted weighted average shares outstanding for diluted EPS	15,633		5,118	(E)	20,751

Income Statement Pro Forma Accounting Adjustments Notes for the Six Months Ended June 30, 2017

(A)	Adjustments to interest and fees on loans:
	To reflect the interest income for accretion on acquired loans based on expected fair market value adjustment	$1,393

(B)	Adjustment to the provision:
	To eliminate Sovereign historical provision for loan losses. The Sovereign acquired loans, which are marked to fair value at the acquisition date, are not expected to require a provision	$(150)

(C)	Adjustment to amortization of intangibles:
	To reflect the expected amortization of core deposit intangible based on a 10-year life	$288

(D)	Adjustment to income tax expense:
	To reflect the tax adjustment related to other pro forma adjustments calculated at a 35% rate	$536

(E)	Adjustment to weighted average shares:
	To reflect the increase in the weighted average shares in connection with the issuance of 5,117,647 shares of Veritex common stock in the Sovereign Merger	5,118	shares

VERITEX HOLDINGS, INC./SOVEREIGN BANCSHARES, INC.
UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF INCOME
YEAR ENDED DECEMBER 31, 2016
(In Thousands, except per share information)

			Pro Forma Purchase Accounting Adjustments		Pro Forma Combined

	Veritex Historical	Sovereign Historical		Notes
Interest income:
Interest and fees on loans	$44,681	$37,988	$2,787	(A)	$85,456
Interest on investment securities	1,409	4,953	—		6,362
Interest on deposits in other banks	503	93	—		596
Interest on other	2	97	—		99
Total interest income	46,595	43,131	2,787		92,513
Interest expense:
Interest on deposit accounts	4,988	5,175	—		10,163
Interest on borrowings	652	1,098	—		1,750
Total interest expense	5,640	6,273	—		11,913
Net interest income	40,955	36,858	2,787		80,600
Provision for loan losses	2,050	2,750	(2,750)	(B)	2,050
Net interest income after provision for loan losses	38,905	34,108	5,537		78,550
Noninterest income:
Service charges and fees on deposit accounts	1,846	589	—		2,435
Gain on sales of investment securities	15	1,052	—		1,067
Gain on sales of loans	3,288	868	—		4,156
Bank-owned life insurance	771	—	—		771
Other	583	844	—		1,427
Total noninterest income	6,503	3,353	—		9,856
Noninterest expense:
Salaries and employee benefits	14,332	15,685	—		30,017
Occupancy and equipment	3,667	3,252	—		6,919
Professional fees	2,804	935	—		3,739
Data processing and software expense	1,158	732	—		1,890
FDIC assessment fees	661	857	—		1,518
Marketing	983	—	—		983
Other assets owned expenses and write-downs	163	985	—		1,148
Amortization of intangibles	380	—	576	(C)	956
Telephone and communications	402	597	—		999
Other	1,840	2,596	—		4,436
Total noninterest expense	26,390	25,639	576		52,605
Net income from operations	19,018	11,822	4,961		35,801
Income tax expense	6,467	3,386	214	(D)	10,067
Net income	12,551	8,436	4,747		25,734
Preferred stock dividends	—	1,825	—		1,825
Net income available to common stockholders	$12,551	$6,611	$4,747		$23,909

Basic earnings per share	$1.16				$1.50
Diluted earnings per share	$1.13				$1.48
Weighted-average shares outstanding for basic EPS	10,849		5,118	(E)	15,967
Adjusted weighted average shares outstanding for diluted EPS	11,058		5,118	(E)	16,176

Income Statement Pro Forma Accounting Adjustments Notes for the Year Ended December 31, 2016

(A)	Adjustments to interest and fees on loans:
	To reflect the interest income for accretion on acquired loans based on expected fair market value adjustment	$2,787

(B)	Adjustment to the provision:
	To eliminate Sovereign historical provision for loan losses. The Sovereign acquired loans, which are marked to fair value at the acquisition date, are not expected to require a provision	$(2,750)

(C)	Adjustment to amortization of intangibles:
	To reflect the expected amortization of core deposit intangible based on a 10-year life	$576

(D)	Adjustment to income tax expense:
	To reflect the tax adjustment related to other pro forma adjustments calculated at a 35% rate	$214

(E)	Adjustment to weighted average shares:
	To reflect the increase in the weighted average shares in connection with the issuance of 5,117,647 shares of Veritex common stock in the Sovereign Merger	5,118	shares